UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 9, 2022 (January 20, 2021)

OCA ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39901	85-2218652
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas, 33rd Floor New York, NY	10105
(Address of principal executive offices)	(Zip Code)

(212) 201-8533

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, par value $0.0001 per share, and one-half of one redeemable warrant	OCAXU	The NASDAQ Stock Market LLC
Shares of Class A common stock, par value $0.0001 per share, included as part of the units	OCAX	The NASDAQ Stock Market LLC
Redeemable warrants included as part of the units	OCAXW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 (“Amendment No. 1”) on Form 8-K/A amends the audited balance sheet and accompanying footnotes filed as an exhibit to the Form 8-K of OCA Acquisition Corp (the “Company,” “we” or “our”) as of January 20, 2021, as filed with the Securities and Exchange Commission (“SEC”) on January 26, 2021 (the “Original Form 8-K”).

This Amendment No. 1 on Form 8-K/A is presented as of the filing date of the Original Form 8-K and does not reflect events occurring after that date, or modify or update disclosures in any way other than as required to reflect the restatement as described below. Accordingly, this Amendment No. 1 on Form 8-K/A should be read in conjunction with our filings with the SEC subsequent to the date on which we filed the Original Form 8-K.

The Company is filing this Amendment No. 1 on Form 8-K/A to reflect a restatement of the Company’s Post IPO Balance Sheet (as defined below), to (i) reclassify a portion of its public shares from permanent equity to temporary equity and (ii) account for its outstanding warrants to purchase its shares of Class A common stock sold in the Initial Public Offering and Private Placement.

Background of Restatement

The Company has reevaluated the Company’s application of ASC 480-10-S99-3A to its accounting classification of the redeemable shares of Class A common stock par value $0.0001 per share (the “Public Shares”), issued as part of the units sold in the Company’s initial public offering on January 20, 2021 (the “Initial Public Offering”). Historically, a portion of the Public Shares were classified as permanent equity to maintain stockholders’ equity greater than $5,000,000 on the basis that the Company will not redeem its Public Shares in an amount that would cause its net tangible assets to be less than $5,000,001, as described in the Company’s amended and restated certificate of incorporation. Previously, the Company did not consider redeemable shares classified as temporary equity as part of net tangible assets. Effective with the filing on February 17, 2022 with the SEC of its Form 10-Q/A (as defined below) as of and for the period ended September 30, 2021, the Company revised this interpretation to include temporary equity in net tangible assets. Pursuant to such reevaluation, the Company’s management has determined that the Public Shares include certain provisions that require classification of all of the Public Shares as temporary equity.

On December 8, 2021, the Company’s management and the audit committee of the Company’s board of directors (the “Audit Committee”) concluded that the Company’s previously issued (i) audited balance sheet as of January 20, 2021 (the "Post IPO Balance Sheet"), included in the Original Form 8-K, filed with the SEC on January 26, 2021; (ii) unaudited condensed financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2021, filed with the SEC on May 18, 2021; and (iii) unaudited condensed consolidated financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2021, filed with the SEC on August 16, 2021 (collectively, the “Affected Periods”), should be restated to report all Public Shares as temporary equity and should no longer be relied upon. Upon further evaluation, the Company has determined that a restatement of the Post IPO Balance Sheet should be filed in an amended Current Report on Form 8-K/A.

As such, the Company is restating the Post-IPO Balance Sheet in this Amendment No. 1 on Form 8-K/A and has restated its financial statements for the Affected Periods in an amended Quarterly Report on Form 10-Q/A for the quarterly period ended September 30, 2021 filed on February 17, 2022 (the “Form 10-Q/A”).

The restated Post-IPO Balance Sheet included in this Amendment No. 1 on Form 8-K/A incorporates the adjustments to the Post-IPO Balance Sheet relating to the accounting for the Company’s warrants as derivative liabilities/assets instead of as components of equity included in Note 2 to the interim financial statements as of and for the three months ended March 31, 2021, filed with the SEC on Form 10-Q on May 18, 2021.

The restatement does not have an impact on the Company’s cash position and cash held in the trust account established in connection with the Initial Public Offering.

The financial statements and related financial information that were included in the Original Form 8-K are superseded by the financial information in this Form 8-K/A, and the financial statements and related financial information contained in the Original Form 8-K should no longer be relied upon. On December 14, 2021, the Company filed a Current Report on Form 8-K disclosing the Audit Committee’s conclusion that the Post-IPO Balance Sheet should no longer be relied upon.

This Amendment No. 1 on Form 8-K/A sets forth the Original Form 8-K in its entirety, as amended to reflect the restatement.

The following item has been amended as a result of the restatement:

Exhibit No. 99.1, “Audited Balance Sheet as of January 20, 2021.”

Refer to Note 2, Restatement of Previously Issued Financial Statement of this Form 8-K/A for additional information and for the summary of the accounting impacts of these adjustments to the Company’s balance sheet as of January 20, 2021.

The Company previously identified a material weakness in internal controls related to the accounting for warrants issued in connection with its Initial Public Offering and the units to be issued under the forward purchase agreement. As a result of the restatement described in this Amendment No. 1 on Form 8-K/A, the Company has concluded there was a material weakness in the Company's internal control over financial reporting at the time the abovementioned financial statement was issued, and its disclosure controls and procedures were not effective at the time the abovementioned financial statement was issued. For a discussion of management’s consideration of our disclosure controls and procedures, internal controls over financial reporting, and the material weaknesses identified, see Part I, Item 4, “Controls and Procedures” of the Form 10-Q/A.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

99.1	Balance Sheet dated as of January 20, 2021 (As Restated).

104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCA Acquisition Corp.

By:	/s/ Jeffrey Glat
Name:	Jeffrey Glat
Title:	Chief Financial Officer

Date: March 9, 2022

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